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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, R Steve Creamer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of EnergySolutions, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of EnergySolutions, Inc.

August 11, 2008

By:	/s/ R STEVE CREAMER R Steve Creamer, Chairman of the Board and Chief Executive Officer

        I, Philip O. Strawbridge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of EnergySolutions, Inc. on Form 10-Q for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of EnergySolutions, Inc.

August 11, 2008

By:	/s/ PHILIP O. STRAWBRIDGE Philip O. Strawbridge, Executive Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to EnergySolutions, Inc. and will be retained by EnergySolutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002